Exhibit 10.1

CERTAIN MATERIAL (INDICATED BY AN ASTERISK [***]) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. Contract ID Code Firm Fixed Price	Page1 Of 19
2. Amendment/Modification No. P00074	3. Effective Date	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued ByCode	W31P4Q	7. Administered By (If other than Item 6)Code		S0512A
ARMY CONTRACTING COMMAND-REDSTONE DAVID W. STREET REDSTONE ARSENAL AL 35898-5280 EMAIL: DAVID.W.STREET.CIV@MAIL.MIL		DCMA LOS ANGELES 16111 PLUMMER STREET BUILDING: 10; 2ND FLOOR NORTH HILLS, CA 91343-2036
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) AEROVIRONMENT, INC. 800 ROYAL OAKS DR STE 210 MONROVIA, CA 91016-3456		☐	9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)
		☒	10A. Modification Of Contract/Order No. W31P4Q-12-C-0263

10B. Dated (See Item 13) 2012AUG30
Code 60107	Facility Code 3SQS9

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐   The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
  ☐   is extended,    ☐   is not extended.

Offers must acknowledge receipt of this amendment prior to the  hour and date specified in the solicitation or  as amended by one of the following methods:

(a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the  offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If  by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening  hour and date specified.

12. Accounting And Appropriation Data (If required)

SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

he Contract/Order No. In Item 10A.
☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set

Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority) H-8 Option and Mutual Agreement

E. IMPORTANT:     Contractor☐ is not, ☒ is required to sign this document and return _______________ copies to the  Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter  where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

Signature of person authorized to sign)		/SIGNED/ Signature of Contracting Officer)
15A. Name And Title Of Signer (Type or print) [***]		16A. Name And Title Of Contracting Officer (Type or print) CARLA T. TURNER CARLA.T.TURNER.CIV@MAIL.MIL (256)842-1767
15B. Contractor/Offeror [***] (Signature of person authorized to sign)	15C. Date Signed 9-27-16	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 27 September 2016

NSN 7540-01-152-8070	30-105-02	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 2 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION A - SUPPLEMENTAL INFORMATION

Buyer Name: DAVID W. STREET

Buyer Office Symbol/Telephone Number: CCAM-TM-T/(256)876-4621

Type of Contract 1: Firm Fixed Price Type of Contract 2: Cost Plus Fixed Fee Kind of Contract: Service Contracts

Kind of Modification: N

Type of Business: Other Small Business Performing in U.S. Surveillance Criticality Designator: B

Contract Expiration Date:  2017FEB28

Paying Office: HQ0339

DFAS-COLUMBUS CENTER

DFAS-CO WEST ENTITLEMENT OPERATIONS P.O. BOX 182381

COLUMBUS, OH  43218-2381

*** End of Narrative A0000 ***

A-1 The purpose of this modification P00074, (1) Exercise options in accordance with Special Provision clause entitled H-8 "Options" (2) Incorporate Engineering Change Proposal to MI-P9664(3)De-obligate Funding from the following Subcontract Line Item Numbers (SLINs)

0015AA, 0024AA, 0024AC, 0025AA, 0026AA, 1025AA, 1027AA, and 1029AA (4) Incorporate Request for Deviation (RFD)-AV1002 [***] Inert Training Vehicles (5) Correct administration error on P00059 to extend Option period IV (6) Revise special language provision H-8 "Options" VII and VIII.

A-2 Pursuant to Special Provision Clause H-8 Option IV, the option SLIN(s) listed below are herby exercised at the Firm Fixed Price and/or Cost Plus Fixed Fee amounts shown below.

SLINS	DESCRIPTION	QTY	UNIT PRICE	TOTAL PRICE

1013AB (FFP)	AUR/W Launcher	[***]	$[***]	$[***]

1014AE (FFP)	Inert Train Vehicle	[***]	$[***]	$[***]

1015AC (FFP)	Training Simulator	[***]	$[***]	$[***]

1016AC (FFP)	Fire Control Units	[***]	$[***]	$[***]

1022AE (CPFF)	Program Management	[***](LO)	$[***]	$[***]

1032AB (CPFF)	Lot Verification	[***](LO)	$[***]	$[***]

3005AL (CPFF)	Program Management	[***](LO)	$[***]	$[***]

3005AM (CPFF)	Program Management	[***](LO)	$[***]	$[***]

Total= $22,777,488.65

A-3 De-obligate Funding from the following Subcontract Line Item Numbers SLINs) 0015AA, 0024AA, 0024AC, 0025AA, 0026AA, 1025AA, 1027AA, and 1029AA. the total de-obligated amount for this contract is $[***].

A-4 Section G of the contract is hereby modified to incorporate the exercised amount of $22,777,488.65, the de-obligated amount of

$[***]. Total obligated increases by $[***] from $[***] to $[***].

A-5 As a result of this modification, the approved Engineering Change Proposal (ECP) MI-P9664, "Hardware & Software modifications to incorporate/Updates Switchblade ITV's from Analog Digital Link (ADL) to Digital Data Link (DDL)" which provides greater functionality and flexibility at no cost to the Government. ECP MI-P9664 incorporated by this modification may contain documentation and background information prepared by contractor or government persons. Contractual approval of this ECP is limited to the actual technical changes only. Unless otherwise expressly stated in this modification (other than in the ECP), all statements concerning reasons for the change, need for change or effect on the change are merely the position of the individual author and are not contractually approved. The parties agree that this contract modification establishes the Consideration for the changes effected herin. The parties specifically acknowledge and agree that this modification constitutes full satisfaction of the parties' rights to equitable adjustment, for the performance of the Changes contained in the ECP herin.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 3 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

A-6 As a result of this modification, the approved RFD AV-1002 is hereby incorporated. Which has no long term effect on ITV pricing, and thus reduces cost of the unit price for the [***] ITV's from $[***] to $[***]  each. These [***] ITV's special configuration deliveries are specifically designed for a special needs test per governments need.

Incorporation of RFD-AV1002 is not to be interpreted as a ratification by the U.S. Army or any Governmental entity, of the integrity of the components covered by this deviation, nor as a contractual or legal waiverby the government relating to any matter involving any future delivery or government acceptance. Part Number is updated from 66024 to 78030.

A-7 As a result of this modification, Section E incorporates CLIN 1014 ITV's. [***] units will be Accepted and Inspected at Origin with a Certificate of Conformance to be signed by Program Office Representative, "Block 22" of RFD-AV 1002. Accelerated/Early deliveries will be accepted at no additional cost to the Government.

A-8 As a result of this modification, Section D incorporates SLIN 1013AB. [***] All-Up-Rounds shall apply Unique Identification Marking UID Instructions for each [***] All-Up-Round (Part Number 62883) Delivery under CLIN 1013AB. The contractor shall attach one (1)UID Number via a tag and lanyard to the outer dry bag. Furthermore, the Contractor shall attach the identical UID number via an adhesive label to the tactical launcher. No other UID Markings is required for the contract.

A-9 Early deliveries will be accepted for SLIN's 1013AB, 1015AC, and 1016AC at no additional cost to the Government. A-10 All terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0075 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 4 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0015 0015AA 0024 0024AA

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

Failure Analysis

OPTION I - FAILURE ANALYSIS

SERVICE REQUESTED: Failure Analysis

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW3LJN2251PRON AMD: 01ACRN: BF PSC: AC24

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCH                          PERF COMPL

REL CD           QUANTITY           DATE

001[***][***]

$[***]

CONUS Training

OPTION II - TRAINING SUPPORT

SERVICE REQUESTED: CONUS Training

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW3LJN2451    PRON AMD: 01    ACRN: BH
PSC: AC24

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

		[***] [***]	LO LO	Estimated Cost Fixed Fee Not to Exceed (Funding) Estimated Cost Fixed Fee Not to Exceed (Funding)	$ [***] $ [***] $ [***] $ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 5 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0024AC 0025 0025AA

Period of Performance

Start Date: 30-SEP-2016

End Date: [***]

DLVR SCH                          PERF COMPL

REL CD           QUANTITY           DATE

 001    [***]   [***]

$[***]

OPTION II - REFURBISHMENT

SERVICE REQUESTED: Refurbishment

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW3LJN2551PRON AMD: 01ACRN: BJ PSC: AC24

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCH                          PERF COMPL

REL CD           QUANTITY           DATE

 001     [***]  [***]

$[***]

Flight Test Support

OPTION II - FLIGHT TEST SUPPORT

SERVICE REQUESTED: Flight Test Support

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW3LJN2651PRON AMD: 01ACRN: BK PSC: AC24

Inspection and Acceptance

		[***] [***]	LO LO	Estimated Cost Fixed Fee Not to Exceed (Funding) Estimated Cost Fixed Fee Not to Exceed (Funding)	$ [***] $ [***] $ [***] $ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 6 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0026 0026AA 1013 1013AB

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCH                          PERF COMPL

REL CD           QUANTITY           DATE

001[***][***]

$[***]

Failure Analysis

OPTION II - FAILURE ANALYSIS

SERVICE REQUESTED: Failure Analysis

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW3LJN2751PRON AMD: 01ACRN: BL PSC: AC24

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCH                          PERF COMPL

REL CD           QUANTITY           DATE

001[***][***]

$[***]

All Up Rounds FQ

NSN: 9999-99-999-9999

ALL UP ROUND WITH LAUNCHER COMMODITY NAME: All Up Rounds FQ

		[***] [***]	LO EA	Estimated Cost Fixed Fee Not to Exceed (Funding) $ [***]	$ [***] $ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 7 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

CLIN CONTRACT TYPE: Firm Fixed Price

PRON: CW5LJP0151PRON AMD: 05ACRN: EZ PSC: 1095

(End of narrative B001) PART NUMBER: 62883-DDL

(End of narrative B002)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                   SUPPL

REL CD    MILSTRIP    ADDR   SIG CD MARK FOR TP CD

001 W80FLT6256E202  FY9125   J                 2

	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	[***]

	002	[***]	[***]

	003	[***]	[***]

	004	[***]	[***]

	005	[***]	[***]

FOB POINT: Origin

SHIP TO:

(FY9125)FY9125  436 APS  TRTC

BLDG 550CP 302 677 4390

550 ATLANTIC ST

DOVER AFB,DE,19902-5061

DOC                   SUPPL

REL CD    MILSTRIP    ADDR   SIG CD MARK FOR TP CD

002 W80FLT6256E213  W56GPY   J                 2

	DEL REL CD	QUANTITY	DEL DATE
	001	[***]	[***]

	002	[***]	[***]

	003	[***]	[***]

	004	[***]	[***]

	005	[***]	[***]
FOB POINT: Origin

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 8 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1014 1014AE 1015

SHIP TO:

(W56GPY)XR W30M AMMUBITION ACCT BRANCH

USA DUGWAY PROVING GD W DESERT TEST

3034 CARR FACILITY DAVERON ROAD DUGWAY,UT,84022-5000

Inert Training Vehic

NSN: 9999-99-999-9999

INERT TRAINING VEHICLE

COMMODITY NAME: Inert Training Vehic

CLIN CONTRACT TYPE: Firm Fixed Price

PRON: CW5LJP0251PRON AMD: 05ACRN: EV PSC: 1095

(End of narrative B001) PART NUMBER: 66024

(End of narrative B002)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                   SUPPL

REL CD    MILSTRIP    ADDR   SIG CD MARK FOR TP CD

001 W80FLT6256E203  W5J9KB    J                2

DEL REL CD         QUANTITY        DEL DATE

001           [***]           [***]

FOB POINT: Origin

SHIP TO:

(W5J9KB)SR W6WQ USALRCTR REDSTONE A AWCF SARSS1

COTTONWOOD ROAD BLDG 8022

REDSTONE ARSENAL,AL,35898-5000

Training Simulators

		[***]	EA	$ [***]	$ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 9 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1015AC 1016 1016AC

NSN: 9999-99-999-9999

TRAINING SIMULATORS

COMMODITY NAME: Training Simulators

CLIN CONTRACT TYPE: Firm Fixed Price

PRON: CW5LJP0451PRON AMD: 04ACRN: EY PSC: 1095

PART NUMBER: 68129-DDL

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC                   SUPPL

REL CD    MILSTRIP    ADDR   SIG CD MARK FOR TP CD

001 W80FLT6256E203  W5J9KB    J                2

DEL REL CD         QUANTITY        DEL DATE

DOC                   SUPPL

REL CD    MILSTRIP    ADDR   SIG CD MARK FOR TP CD

001 W80FLT6256E205  W5J9KB    J                2

DEL REL CD         QUANTITY        DEL DATE

001               [***]           [***]

FOB POINT: Origin

SHIP TO:

(W5J9KB)SR W6WQ USALRCTR REDSTONE A AWCF SARSS1

COTTONWOOD ROAD BLDG 8022

REDSTONE ARSENAL,AL,35898-5000

Fire Control Units

NSN: 9999-99-999-9999

FIRE CONTROL UNITS

COMMODITY NAME: Fire Control Units

CLIN CONTRACT TYPE: Firm Fixed Price

PRON: CW5LJP0351PRON AMD: 05ACRN: EX PSC: 1095

		[***] [***]	EA EA	$ [***] $ [***]	$ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 10 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1022 1022AE

(End of narrative B001)

PART NUMBER: 68125-DDLM1 and 68125-DDLM2 (End of narrative B002)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOCSUPPL

REL CDMILSTRIPADDR   SIG CD MARK FOR TP CD

001 W80FLT6256E204  W5J9KBJ2

DEL REL CD         QUANTITY        DEL DATE

001[***][***]

FOB POINT: Origin

SHIP TO:

(W5J9KB)SR W6WQ USALRCTR REDSTONE A AWCF SARSS1

COTTONWOOD ROAD BLDG 8022

REDSTONE ARSENAL,AL,35898-5000

PM Support

PROGRAM MANAGEMENT

SERVICE REQUESTED: PM Support

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW5LJP0651PRON AMD: 02ACRN: EW PSC: AC24

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

		[***]	LO	Estimated Cost Fixed Fee Not to Exceed (Funding)	$ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 11 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1025 1025AA 1027 1027AA

Period of Performance

Start Date: 30-SEP-2016

End Date: [***]

DLVR SCHPERF COMPL

REL CD   QUANTITY     DATE

001[***][***]

$[***]

HARDWARE SHIPPING

HARDWARE SHIPPING OPTION III

SERVICE REQUESTED: HARDWARE SHIPPING CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW3LJN1351PRON AMD: 02ACRN: CA PSC: 1095

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCHPERF COMPL

REL CD   QUANTITY     DATE

001[***][***]

$[***]

Lot Verification

LOT VERIFICATION TESTING OPTION III

SERVICE REQUESTED: Lot Verification

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

		[***] [***]	LO LO	Estimated Cost Fixed Fee Not to Exceed (Funding) Estimated Cost Fixed Fee Not to Exceed (Funding)	$ [***] $ [***] $ [***] $ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 12 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1029 1029AA 1032

PRON: CW3LJN1551PRON AMD: 02ACRN: CC PSC: AC24

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCHPERF COMPL

REL CD   QUANTITY     DATE

001[***][***]

$[***]

Rework

Q. A. LOT VERIFICATION REWORK OPTION III

SERVICE REQUESTED: Rework

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW3LJN1751PRON AMD: 04ACRN: CE PSC: AC24

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCHPERF COMPL

REL CD   QUANTITY     DATE

001[***][***]

$[***]

LOT Verification

		[***]	LO	Estimated Cost Fixed Fee Not to Exceed (Funding)	$ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 13 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1032AB 3005 3005AL

LOT VERIFICATION

SERVICE REQUESTED: LOT Verification

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW5LJP0551PRON AMD: 03ACRN: FA PSC: AC24

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCHPERF COMPL

REL CD   QUANTITY     DATE

001[***][***]

$[***]

PM Support

PROGRAM MANAGEMENT

SERVICE REQUESTED: PM Support

CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW5LJP2351PRON AMD: 01ACRN: FB PSC: AC24

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance Period of Performance Start Date: 30-SEP-2019

End Date: [***]

DLVR SCHPERF COMPL

REL CD   QUANTITY     DATE

001[***][***]

$[***]

		[***] [***]	LO LO	Estimated Cost Fixed Fee Not to Exceed (Funding) Estimated Cost Fixed Fee Not to Exceed (Funding)	$ [***] $ [***] $ [***] $ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 14 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3005AM

PROGRAM MANAGEMENT

SERVICE REQUESTED: PM SUPPORT CLIN CONTRACT TYPE:

Cost Plus Fixed Fee

PRON: CW5LJP2451PRON AMD: 01ACRN: FC PSC: AC24

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance Period of Performance Start Date: 30-SEP-2016

End Date: [***]

DLVR SCHPERF COMPL

REL CD   QUANTITY     DATE

001[***][***]

$[***]

		[***]	LO	Estimated Cost Fixed Fee Not to Exceed (Funding)	$ [***] $ [***] $ [***]

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 15 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION D - PACKAGING AND MARKING

D-2 Unique Identification Marking (UID) Instructions.

The contractor shall apply UID Markings for the All-Up-Round (Part Number 62883) Delivered under CLIN(s) 0001AA, 0001AB, 0006AA, 0017AA,

1001AA, and 1003AA (oconus Deliveries). The contractor shall apply UID Markings for each 325 All-Up-Round (Part Number 62883). Delivered under CLIN 1013AB.  The contractor shall attach one (1)UID Number via a tag and lanyard to the outer dry bag. Furthermore, the

Contractor shall attach the identical UID number via an adhesive label to the tactical launcher. No other UID Markings is required for the contract.

*** END OF NARRATIVE D0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 16 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION E - INSPECTION AND ACCEPTANCE

E-1 Data. Inspection and Acceptance shall be at Origin with Certificate of Conformance to be signed by Program office Representative in accordance with Block 22 in Request for Deviation -AV1002.

*** END OF NARRATIVE E0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 17 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION G - CONTRACT ADMINISTRATION DATA

	PRON/ AMS CD/
LINE	MIPR/	OBLG	JO NO/			INCREASE/	CUMULATIVE
ITEM	GFEBS ATA	STAT	ACCT ASSIGN	ACRN	PRIOR AMOUNT	DECREASE	AMOUNT
0015AA	CW3LJN2251	1	A.0000006.22	BF	$[***]	$[***]	$[***]

0024AA	CW3LJN2451	1	A.0000006.22	BH	$[***]	$[***]	$[***]

0024AC	CW3LJN2551	1	A.0000006.22	BJ	$[***]	$ [***]	$[***]

0025AA	CW3LJN2651	1	A.0000006.22	BK	$[***]	$[***]	$[***]

0026AA	CW3LJN2751	1	A.0000006.22	BL	$[***]	$[***]	$[***]

1013AB	CW5LJP0151	2	A.0000006.38	EZ	$[***]	$[***]	$[***]

1014AE	CW5LJP0251	2	A.0000006.38	EV	$[***]	$[***]	$[***]

1015AC	CW5LJP0451	2	A.0000006.38	EY	$[***]	$[***]	$[***]

1016AC	CW5LJP0351	2	A.0000006.38	EX	$[***]	$[***]	$[***]

1022AE	CW5LJP0651	2	A.0000006.38	EW	$[***]	$[***]	$[***]

1025AA	CW3LJN1351	2	A.0000006.22	CA	$[***]	$[***]	$[***]

1027AA	CW3LJN1551	2	A.0000006.22	CC	$[***]	$[***]	$[***]

1029AA	CW3LJN1751	2	A.0000006.22	CE	$[***]	$[***]	$[***]

1032AB	CW5LJP0551	2	A.0000006.38	FA	$[***]	$[***]	$[***]

3005AL	CW5LJP2351	2	A.0000006.38	FB	$[***]	$[***]	$[***]

3005AM	CW5LJP2451	2	A.0000006.38	FC	$[***]	$[***]	$[***]

					NET CHANGE	$[***]

ACRN	ACCOUNTING CLASSIFICATION			INCREASE/ DECREASE
BF	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618378 A.0000006.22	021001	$[***]
BH	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618380 A.0000006.22	021001	$[***]
BJ	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618382 A.0000006.22	021001	$[***]
BK	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618383 A.0000006.22	021001	$[***]
BL	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618386 A.0000006.22	021001	$[***]
CA	097 201320130390 0111 A5XNO 17808101VCHM	310M L034617987 A.0000006.22	021001	$[***]

[***]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential Treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 18 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

ACRN	ACCOUNTING CLASSIFICATION				INCREASE/ DECREASE
CC	097 201320130390	0111 A5XNO 17808101VCHM	310M L034617990 A.0000006.22	021001	$[***]
CE	097 201320130390	0111 A5XNO 17808101VCHM	310M L034618209 A.0000006.22	021001	$[***]
EV	021 201520172032	A5XFI C88022AFPLB	310M L046579903 A.0000006.38	021001	$[***]
EW	021 201520172032	A5XFI C88022AFPLB	310M L046579908 A.0000006.38	021001	$[***]
EX	021 201520172032	A5XFI C88022AFPLB	310M L046579904 A.0000006.38	021001	$[***]
EY	021 201520172032	A5XFI C88022AFPLB	310M L046579906 A.0000006.38	021001	$[***]
EZ	021 201520172032	A5XFI C88022AFPLB	310M L046579902 A.0000006.38	021001	$[***]
FA	021 201520172032	A5XFI C88022AFPLB	310M L046579907 A.0000006.38	021001	$[***]
FB	021 201520172032	A5XFI C88022AFPLB	310M L046788411 A.0000006.38	021001	$[***]
FC	021 201520172032	A5XFI C88022AFPLB	310M L046788412 A.0000006.38	021001	$[***]

				NET CHANGE	$[***]

PRIOR AMOUNTINCREASE/DECREASECUMULATIVE

 OF AWARD AMOUNT OBLIG AMT
NET CHANGE FOR AWARD:    $        [***]$     [***]$     [***]

LINE ITEM	ACRN	EDI/SFIS ACCOUNTING CLASSIFICATION
0015AA	BF	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618378 A.0000006.22	021001
0024AA	BH	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618380 A.0000006.22	021001
0024AC	BJ	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618382 A.0000006.22	021001
0025AA	BK	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618383 A.0000006.22	021001
0026AA	BL	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618386 A.0000006.22	021001
1013AB	EZ	021 201520172032 A5XFI C88022AFPLB	310M L046579902 A.0000006.38	021001
1014AE	EV	021 201520172032 A5XFI C88022AFPLB	310M L046579903 A.0000006.38	021001
1015AC	EY	021 201520172032 A5XFI C88022AFPLB	310M L046579906 A.0000006.38	021001
1016AC	EX	021 201520172032 A5XFI C88022AFPLB	310M L046579904 A.0000006.38	021001
1022AE	EW	021 201520172032 A5XFI C88022AFPLB	310M L046579908 A.0000006.38	021001
1025AA	CA	097 201320130390 0111 A5XNO 17808101VCHM	310M L034617987 A.0000006.22	021001
1027AA	CC	097 201320130390 0111 A5XNO 17808101VCHM	310M L034617990 A.0000006.22	021001
1029AA	CE	097 201320130390 0111 A5XNO 17808101VCHM	310M L034618209 A.0000006.22	021001
1032AB	FA	021 201520172032 A5XFI C88022AFPLB	310M L046579907 A.0000006.38	021001
3005AL	FB	021 201520172032 A5XFI C88022AFPLB	310M L046788411 A.0000006.38	021001
3005AM	FC	021 201520172032 A5XFI C88022AFPLB	310M L046788412 A.0000006.38	021001

[***]Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.  Confidential Treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W31P4Q-12-C-026 MOD/AMD P00074	Page 19 of 19
Name of Offeror or Contractor: AEROVIRONMENT, INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS H - 8 . OPTIONS

The Government reserves the right to unilaterally exercise any or all options specified in Section B within the timeframes specified below:

CLIN 0004 - Contract Award through 31 December 2012

Option I (CLINS 0005 through 0015) - Date of Definitization through 30 September 2013

Option II(CLINS 0016 through 0025) - 01 October 2013 through 30 September 2014

Option III(CLINS 1002 through 1008, 1010 through 1012 and 1024 through 1029) - Date of Definitization through 30 September 2013

Option IV(CLINS 1013 through 1022 and 1030 through 1034) - Date of Definitization through 30 September 2015

Option V(CLINS 2001-2003) -Date of Definitization through 30 September 2014

Option VI(CLINS 3001-3005) -Prior to 30 September 2016

Option VII(CLINS 1018, 1031, 3005, 3001, 3002, 3004) 28 July 2016 through 30 September 2016

Option VIII(CLINS 1018, 1031, 3005, 3001, 3002) 01 October 2016 through 30 September 2017

The Contracting Officer may, by written notice, exercise the above options at any time, one or more times in any amount, as long as the cumulative total number of units identified in the schedule is not exceeded. Any unused units are available for use in any subsequent option period. The price paid for each unit awarded/exercised will be based upon the price applicable at the time of award/exercise. The option exercise period may be extended by mutual agreement of the parties.

*** END OF NARRATIVE H0013 ***